UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 21, 2005
                                                       (November 15, 2005)


                                   REFCO INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      001-32604                20-2537426
-----------------------------    ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                     One World Financial Center
                     200 Liberty Street, Tower A
                         New York, New York                  10281
            --------------------------------------------------------
            (Address of Principal Executive Offices)       (Zip Code)


      (Registrant's Telephone Number, Including Area Code) (212) 693-7000
                                                           --------------


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
----------------------------------------------------------------------

On November 15, 2005, Refco Inc. ("Refco") issued a press release (the "Press Release") announcing that its Board of Directors had accepted the resignation of William M. Sexton as chief executive officer and named Robert N. Dangremond, managing director of AlixPartners, LLC, a leading global turnaround and restructuring management company, as interim chief executive officer of Refco, effective immediately.

Prior to his appointment as interim chief executive officer of Refco, Mr. Dangremond was named chief restructuring officer of Refco after Refco and 23 of its subsidiaries voluntarily filed for protection under Chapter 11 of the Bankruptcy Code on October 17, 2005.

In addition to Mr. Dangremond's current position as managing director of AlixPartners, LLC, he is a vice-chairman of AlixPartners Holdings. Mr. Dangremond also served as co-managing director for the AlixPartners LLC world wide group. Furthermore, during the last five years, Mr. Dangremond served as chief restructuring officer of Mirant Corporation and chief restructuring officer for Harnischfeger, Inc.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibits.

Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press Release, dated November 15, 2005

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REFCO INC.

Date:  November 21, 2005
                                             By: /s/ Dennis A. Klejna
                                                 -----------------------------
                                                 Dennis A. Klejna
                                                 Executive Vice President,
                                                 General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit
Number                Description
--------              -----------

Exhibit 99.1          Press Release, dated November 15, 2005